Featured Community: Camden Greenville ● Dallas, TX ● 558 Apartment Homes ● Acquired October 14, 2021

CAMDEN[SM]

Living Excellence

4Q21 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2021 OPERATING RESULTS,
2022 FINANCIAL OUTLOOK, AND FIRST QUARTER 2022 DIVIDEND

Houston, Texas (February 3, 2022) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2021. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2021 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2021	2020	2021	2020
EPS	$2.02	$0.29	$2.96	$1.24
FFO	$1.51	$1.21	$5.39	$4.90
AFFO	$1.30	$1.00	$4.68	$4.13

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results*	4Q21 vs. 4Q20	4Q21 vs. 3Q21	2021 vs. 2020
Revenues	8.5%	2.5%	4.3%
Expenses	(2.3)%	(7.5)%	3.5%
Net Operating Income ("NOI")	14.9%	8.4%	4.8%

*Same property results exclude any Pandemic Related Impact.

Same Property Results	4Q21	4Q20	3Q21
Occupancy	97.1%	95.5%	97.3%

For 2021, the Company defines same property communities as communities owned and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1) (2)	January 2022*	January 2021	4Q21(2)	4Q20(2)
New Lease Rates	17.1%	(3.1)%	16.7%	(4.0)%
Renewal Rates	13.5%	3.0%	14.1%	2.9%
Blended Rates	15.2%	(0.2)%	15.5%	(0.9)%

New Leases	1,311	1,646	1,287	1,398
Renewals	1,472	1,546	1,163	1,145
Total Leases	2,783	3,192	2,450	2,543

New Lease and Renewal Data - Date Effective (3) (4)	January 2022*	January 2021	4Q21(4)	4Q20(4)
New Lease Rates	16.7%	(3.4)%	17.8%	(4.3)%
Renewal Rates	14.8%	2.9%	13.6%	2.5%
Blended Rates	15.7%	(1.0)%	15.7%	(1.3)%

New Leases	1,338	1,569	1,379	1,519
Renewals	1,300	973	1,295	1,163
Total Leases	2,638	2,542	2,674	2,682

*Data as of January 30, 2022
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	January 2022*	January 2021	4Q21	4Q20
Occupancy	97.2%	95.7%	97.1%	95.5%
Annualized Gross Turnover	36%	47%	42%	47%
Annualized Net Turnover	32%	39%	38%	40%

*Data as of January 30, 2022

Development Activity
During the quarter, construction was completed at Camden Hillcrest in San Diego, CA and lease-up was completed at Camden North End II in Phoenix, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/30/2022
Camden Lake Eola	Orlando, FL	360	$125.0	96%
Camden Hillcrest	San Diego, CA	132	89.3	41%
Total		492	$214.3

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 1/30/2022
Camden Buckhead	Atlanta, GA	366	$163.5	65%
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Durham	Durham, NC	354	120.0
Total		1,773	$603.5

Acquisition/Disposition Activity
During the quarter, the Company acquired Camden Greenville, a 558-home apartment community located in Dallas, TX for approximately $165.5 million. During the quarter, Camden also acquired a 5.2-acre land parcel in Denver, CO and a 2.0-acre land parcel in Nashville, TN for approximately $60.6 million for future development purposes.

The Company disposed of three operating communities during the quarter for approximately $260.0 million. Two of the communities sold were located in Houston, TX and one in Laurel, MD and included 1,078 total apartment homes.

Equity Issuance
During the quarter, the Company issued approximately 1.1 million common shares through its at-the-market (“ATM”) share offering program at an average price of $167.56 per share, for total net consideration of approximately $179.7 million.

Liquidity Analysis
As of December 31, 2021, Camden had approximately $1.5 billion of liquidity comprised of approximately $613.4 million in cash and cash equivalents, and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 3Q22, and at quarter-end had $199.4 million left to fund under its existing wholly-owned development pipeline. As of December 31, 2021, Camden had outstanding letters of credit totaling approximately $14.8 million, which reduced the availability under its unsecured credit facility to $885.2 million.

Earnings Guidance
Camden provided initial earnings guidance for 2022 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2022 as detailed below.

	1Q22	2022
Per Diluted Share	Range	Range	Midpoint
EPS	$0.38 - $0.42	$1.65 - $1.95	$1.80
FFO	$1.45 - $1.49	$6.09 - $6.39	$6.24

		2022
Same Property Growth		Range	Midpoint
Revenues		7.75% - 9.75%	8.75%
Expenses		2.25% - 3.75%	3.00%
NOI		10.50% - 13.50%	12.00%

For 2022, the Company defines same property communities as communities owned and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2022 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2022 dividend of $0.94 per common share. The dividend is payable on
April 18, 2022 to shareholders of record as of March 31, 2022. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 4, 2022 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 1838681
Webcast: https://services.choruscall.com/mediaframe/webcast.html?webcastid=aMGiqn3x

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 171 properties containing 58,300 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 60,073 apartment homes in 176 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 14 consecutive years, most recently ranking #8.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Property revenues (a)	$305,364	$261,554	$1,143,585	$1,043,837

Adjusted EBITDA (b)	182,036	148,426	648,097	598,864

Net income attributable to common shareholders (c)	212,898	29,193	303,907	123,911
Per share - basic	2.03	0.29	2.97	1.24
Per share - diluted	2.02	0.29	2.96	1.24

Funds from operations	160,170	122,435	559,350	495,732
Per share - diluted	1.51	1.21	5.39	4.90

Adjusted funds from operations	137,772	100,816	485,747	418,207
Per share - diluted	1.30	1.00	4.68	4.13

Dividends per share	0.83	0.83	3.32	3.32
Dividend payout ratio (FFO)	55.0%	68.6%	61.6%	67.8%

Interest expensed	24,582	24,072	97,297	91,526
Interest capitalized	3,917	4,429	16,688	17,385
Total interest incurred	28,499	28,501	113,985	108,911

Net Debt to Annualized Adjusted EBITDA (d)	3.8x	4.7x	4.4x	4.5x
Interest expense coverage ratio	7.4x	6.2x	6.7x	6.5x
Total interest coverage ratio	6.4x	5.2x	5.7x	5.5x
Fixed charge expense coverage ratio	7.4x	6.2x	6.7x	6.5x
Total fixed charge coverage ratio	6.4x	5.2x	5.7x	5.5x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.3x	3.0x	3.3x	3.0x

Same property NOI growth (e)	14.9%	(4.6)%	4.8%	(0.4)%
(# of apartment homes included)	44,122	43,710	44,122	43,710

Gross turnover of apartment homes (annualized)	40%	46%	49%	51%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	35%	36%	41%	41%

			As of December 31,
			2021	2020
Total assets			$7,976,784	$7,198,952
Total debt			$3,170,367	$3,166,625
Common and common equivalent shares, outstanding end of period (f)			106,970	101,279
Share price, end of period			$178.68	$99.92
Book equity value, end of period (g)			$4,266,255	$3,516,587
Market equity value, end of period (h)			$19,113,400	$10,119,798

(a) Property revenues were negatively impacted for the twelve months ended December 31, 2020 by approximately $9.1 million of Resident Relief Funds. Additionally, property revenues were also negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables.
(b) Adjusted EBITDA for the three and twelve months ended December 31, 2020 excludes the approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Adjusted EBITDA for the twelve months ended December 31, 2020 also excludes an approximate $14.4 million of Pandemic Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, directly-related pandemic expenses, and bonuses paid to on-site employees.
(c) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by an approximate $14.8 million due to Pandemic Related Impact. Please refer to page 28, footnote (a), for additional detail breakdown of the Pandemic Related Impact.
(d) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.
(e) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale.
(f) Includes at December 31, 2021: 105,364 common shares (including 113 common share equivalents related to share awards), plus 1,606 common share equivalents upon the assumed conversion of non-controlling units.
(g) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(h) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
OPERATING DATA

Property revenues (a)	$305,364	$261,554	$1,143,585	$1,043,837

Property expenses
Property operating and maintenance	67,343	62,402	267,703	252,190
Real estate taxes	35,711	37,555	149,322	142,636
Total property expenses	103,054	99,957	417,025	394,826
Non-property income
Fee and asset management	2,815	3,351	10,532	10,800
Interest and other income	191	347	1,223	2,949
Income on deferred compensation plans	5,186	10,399	14,369	12,045
Total non-property income	8,192	14,097	26,124	25,794
Other expenses
Property management	7,139	5,841	26,339	24,201
Fee and asset management	1,201	1,273	4,511	3,954
General and administrative	14,940	13,274	59,368	53,624
Interest	24,582	24,072	97,297	91,526
Depreciation and amortization	116,503	91,925	420,692	367,162
Expense on deferred compensation plans	5,186	10,399	14,369	12,045
Total other expenses	169,551	146,784	622,576	552,512
Loss on early retirement of debt	—	(176)	—	(176)
Gain on sale of operating properties, including land	174,384	—	174,384	382
Equity in income of joint ventures	3,125	2,143	9,777	8,052
Income from continuing operations before income taxes	218,460	30,877	314,269	130,551
Income tax expense	(601)	(496)	(1,893)	(1,972)
Net income	217,859	30,381	312,376	128,579
Less income allocated to non-controlling interests	(4,961)	(1,188)	(8,469)	(4,668)
Net income attributable to common shareholders (b)	$212,898	$29,193	$303,907	$123,911

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$217,859	$30,381	$312,376	$128,579
Other comprehensive income
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	154	(318)	154	(318)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	373	366	1,490	1,464
Comprehensive income	218,386	30,429	314,020	129,725
Less income allocated to non-controlling interests	(4,961)	(1,188)	(8,469)	(4,668)
Comprehensive income attributable to common shareholders	$213,425	$29,241	$305,551	$125,057

PER SHARE DATA

Total earnings per common share - basic	$2.03	$0.29	$2.97	$1.24
Total earnings per common share - diluted	2.02	0.29	2.96	1.24

Weighted average number of common shares outstanding:
Basic	104,611	99,422	101,999	99,385
Diluted	105,448	99,507	102,829	99,438

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2021, we recognized $305.4 million of property revenue which consisted of approximately $271.4 million of rental revenue and approximately $34.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $261.6 million recognized for the three months ended December 31, 2020, made up of approximately $230.8 million of rental revenue, including the negative impact of $3.5 million related to the non-cash adjustment to retail straight-line rent receivables, and approximately $30.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2021, we recognized $1,143.6 million of property revenue which consisted of approximately $1,009.2 million of rental revenue and approximately $134.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to $1,043.8 million of property revenue recognized for the twelve months ended December 31, 2020, made up of approximately $923.0 million of rental revenue, including the combined negative impact of $12.6 million related to the non-cash adjustment to retail straight-line rent receivables and the Resident Relief Funds, and approximately $120.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $8.3 million and $7.5 million for the three months ended December 31, 2021 and 2020, respectively, and was $31.5 million and $28.9 million for the twelve months ended December 31, 2021 and 2020, respectively.

(b) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by an approximate $14.8 million due to Pandemic Related Impact. Please refer to page 28, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$212,898	$29,193	$303,907	$123,911
Real estate depreciation and amortization	114,007	89,504	410,767	357,489
Adjustments for unconsolidated joint ventures	2,688	2,550	10,591	9,483
Income allocated to non-controlling interests	4,961	1,188	8,469	4,849
Gain on sale of operating properties	(174,384)	—	(174,384)	—
Funds from operations	$160,170	$122,435	$559,350	$495,732

Less: recurring capitalized expenditures (b)	(22,398)	(21,619)	(73,603)	(77,525)

Adjusted funds from operations	$137,772	$100,816	$485,747	$418,207

PER SHARE DATA
Funds from operations - diluted	$1.51	$1.21	$5.39	$4.90
Adjusted funds from operations - diluted	1.30	1.00	4.68	4.13
Distributions declared per common share	0.83	0.83	3.32	3.32

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	106,322	101,255	103,747	101,186

PROPERTY DATA
Total operating properties (end of period) (c)	171	167	171	167
Total operating apartment homes in operating properties (end of period) (c)	58,300	56,850	58,300	56,850
Total operating apartment homes (weighted average)	51,313	49,270	50,479	49,128

(a) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by an approximate $14.8 million due to Pandemic Related Impact. Please refer to page 28, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
ASSETS
Real estate assets, at cost
Land	$1,349,594	$1,317,431	$1,285,634	$1,233,937	$1,225,214
Buildings and improvements	8,624,734	8,536,620	8,288,865	7,863,707	7,763,748
	9,974,328	9,854,051	9,574,499	9,097,644	8,988,962
Accumulated depreciation	(3,358,027)	(3,319,206)	(3,219,085)	(3,124,504)	(3,034,186)
Net operating real estate assets	6,616,301	6,534,845	6,355,414	5,973,140	5,954,776
Properties under development, including land	474,739	428,622	443,100	541,958	564,215
Investments in joint ventures	13,730	17,788	18,415	18,800	18,994
Total real estate assets	7,104,770	6,981,255	6,816,929	6,533,898	6,537,985
Accounts receivable – affiliates	18,664	18,686	19,183	19,502	20,158
Other assets, net (a)	234,370	252,079	241,687	213,126	216,276
Cash and cash equivalents	613,391	428,226	374,556	333,402	420,441
Restricted cash	5,589	5,321	4,762	4,105	4,092
Total assets	$7,976,784	$7,685,567	$7,457,117	$7,104,033	$7,198,952

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,170,367	$3,169,428	$3,168,492	$3,167,557	$3,166,625
Accounts payable and accrued expenses	191,651	191,648	155,057	159,111	175,608
Accrued real estate taxes	66,673	88,116	66,696	33,155	66,156
Distributions payable	88,786	87,919	86,689	84,282	84,147
Other liabilities (b)	193,052	194,634	193,975	185,852	189,829
Total liabilities	3,710,529	3,731,745	3,670,909	3,629,957	3,682,365

Equity
Common shares of beneficial interest	1,126	1,114	1,098	1,070	1,069
Additional paid-in capital	5,363,530	5,180,783	4,953,703	4,588,056	4,581,710
Distributions in excess of net income attributable to common shareholders	(829,453)	(954,880)	(897,761)	(842,628)	(791,079)
Treasury shares	(333,974)	(334,066)	(334,161)	(335,511)	(341,412)
Accumulated other comprehensive loss (c)	(3,739)	(4,266)	(4,638)	(5,010)	(5,383)
Total common equity	4,197,490	3,888,685	3,718,241	3,405,977	3,444,905
Non-controlling interests	68,765	65,137	67,967	68,099	71,682
Total equity	4,266,255	3,953,822	3,786,208	3,474,076	3,516,587
Total liabilities and equity	$7,976,784	$7,685,567	$7,457,117	$7,104,033	$7,198,952

(a) Includes net deferred charges of:	$969	$1,336	$1,655	$2,031	$2,299

(b) Includes deferred revenues of:	$334	$208	$232	$256	$284

(c) Represents the unrealized net gain (loss) and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2021 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,778	378	—	—	6,156	281	6,437
Houston, TX	5,575	823	—	—	6,398	2,756	9,154
Atlanta, GA	3,970	292	—	366	4,628	234	4,862
Phoenix, AZ	3,245	784	—	397	4,426	—	4,426
Los Angeles/Orange County, CA	2,116	547	—	—	2,663	—	2,663
SE Florida	1,956	825	—	269	3,050	—	3,050
Dallas, TX	4,416	558	—	—	4,974	1,250	6,224
Denver, CO	2,632	233	—	—	2,865	—	2,865
Orlando, FL	2,995	299	360	—	3,654	300	3,954
Charlotte, NC	2,810	28	—	387	3,225	266	3,491
Raleigh, NC	2,352	546	—	354	3,252	350	3,602
Tampa, FL	2,286	368	—	—	2,654	450	3,104
San Diego/Inland Empire, CA	1,665	—	132	—	1,797	—	1,797
Austin, TX	2,326	—	—	—	2,326	1,360	3,686
Nashville, TN	—	758	—	—	758	—	758
Total Portfolio	44,122	6,439	492	1,773	52,826	7,247	60,073

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
D.C. Metro	15.5%	14.5%	14.2%	97.4%	97.4%	96.7%	96.0%	95.9%
Houston, TX	10.0%	10.3%	11.1%	96.2%	96.4%	95.7%	94.0%	92.7%
Atlanta, GA	8.6%	7.7%	7.6%	96.3%	97.2%	97.4%	96.5%	96.2%
Phoenix, AZ	8.4%	8.8%	8.5%	97.0%	97.0%	96.9%	97.1%	96.7%
Los Angeles/Orange County, CA	6.7%	7.3%	7.0%	98.1%	98.0%	97.3%	96.4%	96.4%
SE Florida	5.4%	6.6%	6.3%	98.0%	98.2%	98.0%	97.1%	95.7%
Dallas, TX	7.8%	7.5%	7.8%	97.3%	97.5%	96.6%	96.0%	95.3%
Denver, CO	6.7%	6.1%	6.0%	96.5%	97.2%	96.4%	96.1%	95.8%
Orlando, FL	5.9%	6.2%	6.2%	97.7%	97.5%	97.1%	94.9%	94.1%
Charlotte, NC	5.8%	5.1%	5.1%	96.6%	96.8%	96.3%	95.6%	95.3%
Raleigh, NC	4.4%	4.6%	4.6%	96.7%	97.5%	97.1%	96.3%	95.9%
Tampa, FL	5.3%	5.7%	5.8%	97.4%	97.9%	97.6%	97.3%	96.7%
San Diego/Inland Empire, CA	5.1%	4.3%	4.2%	97.4%	96.9%	97.4%	97.4%	97.0%
Austin, TX	4.4%	3.8%	4.2%	97.5%	97.6%	97.3%	96.3%	95.6%
Nashville, TN	—%	1.5%	1.4%	97.0%	97.5%	97.0%	—%	—%
Total Portfolio	100.0%	100.0%	100.0%	97.0%	97.3%	96.8%	95.9%	95.3%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2021	2020	Change	2021	2020	Change
"Same Property" Communities (a)	44,122	$252,903	$233,151	$19,752	$971,872	$931,894	$39,978
Non-"Same Property" Communities (b)	6,439	43,763	25,607	18,156	138,605	98,665	39,940
Development and Lease-Up Communities (c)	2,265	3,830	—	3,830	7,571	—	7,571
Resident Relief Funds (d)	—	—	—	—	—	(9,074)	9,074
Disposition/Other (e)	—	4,868	2,796	2,072	25,537	22,352	3,185
Total Property Revenues	52,826	$305,364	$261,554	$43,810	$1,143,585	$1,043,837	$99,748

Property Expenses
"Same Property" Communities (a)	44,122	$84,561	$86,587	($2,026)	$351,210	$339,399	$11,811
Non-"Same Property" Communities (b)	6,439	15,589	10,522	5,067	52,445	39,780	12,665
Development and Lease-Up Communities (c)	2,265	963	4	959	2,695	7	2,688
Pandemic Expenses (f)	—	—	—	—	—	4,540	(4,540)
Disposition/Other (e)	—	1,941	2,844	(903)	10,675	11,100	(425)
Total Property Expenses	52,826	$103,054	$99,957	$3,097	$417,025	$394,826	$22,199

Property Net Operating Income
"Same Property" Communities (a)	44,122	$168,342	$146,564	$21,778	$620,662	$592,495	$28,167
Non-"Same Property" Communities (b)	6,439	28,174	15,085	13,089	86,160	58,885	27,275
Development and Lease-Up Communities (c)	2,265	2,867	(4)	2,871	4,876	(7)	4,883
Pandemic Related Impact (d)(f)	—	—	—	—	—	(13,614)	13,614
Disposition/Other (e)	—	2,927	(48)	2,975	14,862	11,252	3,610
Total Property Net Operating Income	52,826	$202,310	$161,597	$40,713	$726,560	$649,011	$77,549

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2020, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2020, excluding properties held for sale.

(d) Two Resident Relief Funds were established for residents experiencing financial losses caused by the pandemic, and approximately $9.1 million was paid out to approximately 7,100 residents of our wholly-owned communities, which was recognized in 2Q20 as a reduction of property revenues.

(e) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses. Dispositions/other was negatively impacted by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables for the three and twelve months ended December 30, 2020.

(f) The Company incurred approximately $4.5 million of directly-related pandemic expenses at our operating communities for the twelve months ending December 31, 2020, which included $2.8 million of bonuses paid to on-site employees providing essential services during the pandemic and approximately $1.7 million in other directly-related pandemic expenses.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q21	4Q20	Growth	4Q21	4Q20	Growth	4Q21	4Q20	Growth
D.C. Metro	5,778	$37,830	$36,513	3.6%	$11,694	$11,455	2.1%	$26,136	$25,058	4.3%
Houston, TX	5,575	27,677	26,281	5.3%	10,755	13,073	(17.7)%	16,922	13,208	28.1%
Atlanta, GA	3,970	22,764	20,848	9.2%	8,284	7,460	11.0%	14,480	13,388	8.2%
Phoenix, AZ	3,245	19,021	16,877	12.7%	4,930	4,828	2.1%	14,091	12,049	16.9%
Dallas, TX	4,416	21,572	20,132	7.2%	8,368	9,225	(9.3)%	13,204	10,907	21.1%
Denver, CO	2,632	15,921	14,763	7.8%	4,649	4,610	0.8%	11,272	10,153	11.0%
Los Angeles/Orange County, CA	2,116	15,983	14,339	11.5%	4,781	5,279	(9.4)%	11,202	9,060	23.6%
Orlando, FL	2,995	15,267	14,017	8.9%	5,377	5,212	3.2%	9,890	8,805	12.3%
Charlotte, NC	2,810	14,079	12,986	8.4%	4,358	4,191	4.0%	9,721	8,795	10.5%
SE Florida	1,956	13,709	12,396	10.6%	4,595	4,323	6.3%	9,114	8,073	12.9%
Tampa, FL	2,286	13,629	11,993	13.6%	4,766	4,441	7.3%	8,863	7,552	17.4%
San Diego/Inland Empire, CA	1,665	12,115	10,860	11.6%	3,546	3,562	(0.4)%	8,569	7,298	17.4%
Raleigh, NC	2,352	10,811	9,747	10.9%	3,411	3,367	1.3%	7,400	6,380	16.0%
Austin, TX	2,326	12,525	11,399	9.9%	5,047	5,561	(9.2)%	7,478	5,838	28.1%

Total Same Property	44,122	$252,903	$233,151	8.5%	$84,561	$86,587	(2.3)%	$168,342	$146,564	14.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q21	4Q20	Growth	4Q21	4Q20	Growth	4Q21	4Q20	Growth
D.C. Metro	15.5%	97.4%	95.9%	1.5%	$1,957	$1,911	2.4%	$2,241	$2,196	2.1%
Houston, TX	10.0%	95.9%	92.0%	3.9%	1,492	1,466	1.8%	1,726	1,703	1.4%
Atlanta, GA	8.6%	96.8%	96.2%	0.6%	1,701	1,553	9.5%	1,975	1,820	8.6%
Phoenix, AZ	8.4%	97.0%	96.8%	0.2%	1,719	1,506	14.1%	2,015	1,791	12.5%
Dallas, TX	7.8%	97.5%	95.2%	2.3%	1,432	1,340	6.9%	1,673	1,595	4.9%
Denver, CO	6.7%	96.4%	95.8%	0.6%	1,812	1,690	7.2%	2,092	1,951	7.2%
Los Angeles/Orange County, CA	6.7%	98.2%	96.3%	1.9%	2,315	2,209	4.8%	2,569	2,345	9.6%
Orlando, FL	5.9%	97.7%	95.4%	2.3%	1,503	1,397	7.6%	1,741	1,634	6.6%
Charlotte, NC	5.8%	96.7%	95.3%	1.4%	1,488	1,377	8.1%	1,728	1,616	7.0%
SE Florida	5.4%	98.3%	96.4%	1.9%	2,082	1,885	10.5%	2,382	2,192	8.7%
Tampa, FL	5.3%	97.7%	96.8%	0.9%	1,769	1,547	14.4%	2,037	1,807	12.7%
San Diego/Inland Empire, CA	5.1%	97.4%	97.0%	0.4%	2,237	2,065	8.3%	2,491	2,242	11.2%
Raleigh, NC	4.4%	97.2%	96.1%	1.1%	1,322	1,193	10.8%	1,578	1,437	9.8%
Austin, TX	4.4%	97.3%	95.0%	2.3%	1,596	1,466	8.9%	1,846	1,717	7.6%

Total Same Property	100.0%	97.1%	95.5%	1.6%	$1,707	$1,592	7.2%	$1,968	$1,842	6.9%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q21	3Q21	Growth	4Q21	3Q21	Growth	4Q21	3Q21	Growth
D.C. Metro	5,778	$37,830	$37,527	0.8%	$11,694	$11,881	(1.6)%	$26,136	$25,646	1.9%
Houston, TX	5,575	27,677	27,407	1.0%	10,755	13,181	(18.4)%	16,922	14,226	19.0%
Atlanta, GA	3,970	22,764	22,058	3.2%	8,284	8,328	(0.5)%	14,480	13,730	5.5%
Phoenix, AZ	3,245	19,021	18,123	5.0%	4,930	5,307	(7.1)%	14,091	12,816	9.9%
Dallas, TX	4,416	21,572	21,198	1.8%	8,368	9,632	(13.1)%	13,204	11,566	14.2%
Denver, CO	2,632	15,921	15,671	1.6%	4,649	4,951	(6.1)%	11,272	10,720	5.1%
Los Angeles/Orange County, CA	2,116	15,983	15,404	3.8%	4,781	5,068	(5.7)%	11,202	10,336	8.4%
Orlando, FL	2,995	15,267	14,815	3.1%	5,377	5,630	(4.5)%	9,890	9,185	7.7%
Charlotte, NC	2,810	14,079	13,744	2.4%	4,358	4,513	(3.4)%	9,721	9,231	5.3%
SE Florida	1,956	13,709	13,309	3.0%	4,595	4,768	(3.6)%	9,114	8,541	6.7%
Tampa, FL	2,286	13,629	13,014	4.7%	4,766	5,016	(5.0)%	8,863	7,998	10.8%
San Diego/Inland Empire, CA	1,665	12,115	11,915	1.7%	3,546	3,779	(6.2)%	8,569	8,136	5.3%
Raleigh, NC	2,352	10,811	10,415	3.8%	3,411	3,710	(8.1)%	7,400	6,705	10.4%
Austin, TX	2,326	12,525	12,142	3.2%	5,047	5,695	(11.4)%	7,478	6,447	16.0%

Total Same Property	44,122	$252,903	$246,742	2.5%	$84,561	$91,459	(7.5)%	$168,342	$155,283	8.4%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q21	3Q21	Growth	4Q21	3Q21	Growth	4Q21	3Q21	Growth
D.C. Metro	15.5%	97.4%	97.4%	0.0%	$1,957	$1,926	1.6%	$2,241	$2,223	0.8%
Houston, TX	10.0%	95.9%	96.0%	(0.1)%	1,492	1,469	1.6%	1,726	1,707	1.1%
Atlanta, GA	8.6%	96.8%	97.4%	(0.6)%	1,701	1,632	4.2%	1,975	1,901	3.8%
Phoenix, AZ	8.4%	97.0%	97.2%	(0.2)%	1,719	1,628	5.6%	2,015	1,916	5.2%
Dallas, TX	7.8%	97.5%	97.5%	0.0%	1,432	1,386	3.3%	1,673	1,643	1.8%
Denver, CO	6.7%	96.4%	97.0%	(0.6)%	1,812	1,761	2.9%	2,092	2,047	2.2%
Los Angeles/Orange County, CA	6.7%	98.2%	97.9%	0.3%	2,315	2,259	2.5%	2,569	2,483	3.5%
Orlando, FL	5.9%	97.7%	97.5%	0.2%	1,503	1,439	4.4%	1,741	1,692	2.9%
Charlotte, NC	5.8%	96.7%	96.9%	(0.2)%	1,488	1,443	3.1%	1,728	1,683	2.6%
SE Florida	5.4%	98.3%	98.4%	(0.1)%	2,082	1,985	4.9%	2,382	2,310	3.1%
Tampa, FL	5.3%	97.7%	98.1%	(0.4)%	1,769	1,662	6.4%	2,037	1,939	5.1%
San Diego/Inland Empire, CA	5.1%	97.4%	96.9%	0.5%	2,237	2,175	2.9%	2,491	2,461	1.2%
Raleigh, NC	4.4%	97.2%	97.5%	(0.3)%	1,322	1,267	4.3%	1,578	1,515	4.1%
Austin, TX	4.4%	97.3%	97.4%	(0.1)%	1,596	1,530	4.3%	1,846	1,786	3.3%

Total Same Property	100.0%	97.1%	97.3%	(0.2)%	$1,707	$1,650	3.5%	$1,968	$1,917	2.7%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2021	2020	Growth	2021	2020	Growth	2021	2020	Growth
D.C. Metro	5,778	$148,345	$146,303	1.4%	$46,873	$45,454	3.1%	$101,472	$100,849	0.6%
Houston, TX	5,575	108,057	107,403	0.6%	49,323	50,100	(1.6)%	58,734	57,303	2.5%
Atlanta, GA	3,970	87,422	82,997	5.3%	31,711	29,073	9.1%	55,711	53,924	3.3%
Phoenix, AZ	3,245	71,737	65,537	9.5%	20,458	19,687	3.9%	51,279	45,850	11.8%
Dallas, TX	4,416	83,438	80,455	3.7%	37,061	35,946	3.1%	46,377	44,509	4.2%
Denver, CO	2,632	61,572	58,938	4.5%	19,242	18,726	2.8%	42,330	40,212	5.3%
Los Angeles/Orange County, CA	2,116	59,900	58,040	3.2%	19,927	18,785	6.1%	39,973	39,255	1.8%
Orlando, FL	2,995	58,572	55,930	4.7%	21,853	20,798	5.1%	36,719	35,132	4.5%
Charlotte, NC	2,810	54,027	52,123	3.7%	17,648	17,004	3.8%	36,379	35,119	3.6%
SE Florida	1,956	52,403	48,824	7.3%	18,379	17,206	6.8%	34,024	31,618	7.6%
Tampa, FL	2,286	51,415	47,131	9.1%	18,947	17,721	6.9%	32,468	29,410	10.4%
San Diego/Inland Empire, CA	1,665	45,982	43,407	5.9%	14,324	14,435	(0.8)%	31,658	28,972	9.3%
Raleigh, NC	2,352	41,129	38,867	5.8%	14,011	13,229	5.9%	27,118	25,638	5.8%
Austin, TX	2,326	47,873	45,939	4.2%	21,453	21,235	1.0%	26,420	24,704	6.9%

Total Same Property	44,122	$971,872	$931,894	4.3%	$351,210	$339,399	3.5%	$620,662	$592,495	4.8%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2021	2020	Growth	2021	2020	Growth	2021	2020	Growth
D.C. Metro	16.3%	96.9%	96.2%	0.7%	$1,921	$1,918	0.2%	$2,208	$2,192	0.7%
Houston, TX	9.5%	95.1%	93.5%	1.6%	1,499	1,491	0.5%	1,698	1,715	(1.0)%
Atlanta, GA	9.0%	97.1%	95.9%	1.2%	1,617	1,558	3.8%	1,891	1,816	4.1%
Phoenix, AZ	8.3%	97.1%	95.8%	1.3%	1,610	1,493	7.8%	1,897	1,754	8.2%
Dallas, TX	7.5%	96.8%	95.4%	1.4%	1,375	1,349	1.9%	1,626	1,591	2.3%
Denver, CO	6.8%	96.5%	95.7%	0.8%	1,742	1,691	3.0%	2,021	1,950	3.7%
Los Angeles/Orange County, CA	6.4%	97.4%	95.4%	2.0%	2,248	2,233	0.7%	2,422	2,395	1.2%
Orlando, FL	5.9%	97.2%	95.5%	1.7%	1,434	1,407	1.9%	1,677	1,629	3.0%
Charlotte, NC	5.9%	96.4%	95.5%	0.9%	1,425	1,382	3.1%	1,663	1,619	2.8%
SE Florida	5.5%	98.0%	96.4%	1.6%	1,970	1,896	3.9%	2,280	2,158	5.7%
Tampa, FL	5.2%	97.7%	96.0%	1.7%	1,645	1,539	6.9%	1,922	1,791	7.4%
San Diego/Inland Empire, CA	5.0%	97.3%	95.8%	1.5%	2,150	2,046	5.1%	2,366	2,268	4.4%
Raleigh, NC	4.4%	97.1%	96.3%	0.8%	1,250	1,186	5.4%	1,501	1,431	5.0%
Austin, TX	4.3%	97.0%	95.4%	1.6%	1,515	1,479	2.4%	1,768	1,724	2.6%

Total Same Property	100.0%	96.8%	95.5%	1.3%	$1,642	$1,598	2.8%	$1,896	$1,841	3.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2021
(In thousands)

(Unaudited)

					% of Actual
					4Q21 Operating
Quarterly Comparison (a)	4Q21	4Q20	$ Change	% Change	Expenses

Property taxes	$29,265	$32,485	($3,220)	(9.9)%	34.6%
Salaries and Benefits for On-site Employees	18,492	17,204	1,288	7.5%	21.9%
Utilities	17,687	18,122	(435)	(2.4)%	20.9%
Repairs and Maintenance	9,590	9,794	(204)	(2.1)%	11.3%
Property Insurance	3,716	3,507	209	6.0%	4.4%
General and Administrative	3,800	3,302	498	15.1%	4.5%
Marketing and Leasing	1,290	1,453	(163)	(11.2)%	1.5%
Other	721	720	1	0.1%	0.9%

Total Same Property	$84,561	$86,587	($2,026)	(2.3)%	100.0%

					% of Actual
					4Q21 Operating
Sequential Comparison (a)	4Q21	3Q21	$ Change	% Change	Expenses

Property taxes	$29,265	$31,936	($2,671)	(8.4)%	34.6%
Salaries and Benefits for On-site Employees	18,492	18,843	(351)	(1.9)%	21.9%
Utilities	17,687	18,528	(841)	(4.5)%	20.9%
Repairs and Maintenance	9,590	11,227	(1,637)	(14.6)%	11.3%
Property Insurance	3,716	5,375	(1,659)	(30.9)%	4.4%
General and Administrative	3,800	3,422	378	11.0%	4.5%
Marketing and Leasing	1,290	1,296	(6)	(0.5)%	1.5%
Other	721	832	(111)	(13.3)%	0.9%

Total Same Property	$84,561	$91,459	($6,898)	(7.5)%	100.0%

					% of Actual
					2021 Operating
Year to Date Comparison (a)	2021	2020	$ Change	% Change	Expenses

Property taxes	$125,421	$123,280	$2,141	1.7%	35.7%
Salaries and Benefits for On-site Employees	73,168	71,763	1,405	2.0%	20.8%
Utilities	72,212	71,197	1,015	1.4%	20.6%
Repairs and Maintenance	41,606	39,883	1,723	4.3%	11.8%
Property Insurance	16,298	12,302	3,996	32.5%	4.7%
General and Administrative	13,886	12,337	1,549	12.6%	4.0%
Marketing and Leasing	5,343	5,478	(135)	(2.5)%	1.5%
Other	3,276	3,159	117	3.7%	0.9%

Total Same Property	$351,210	$339,399	$11,811	3.5%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING DATA (a)	2021	2020	2021	2020

Property revenues	$11,394	$10,236	$43,522	$40,206

Property expenses
Property operating and maintenance	2,674	2,539	10,887	10,481
Real estate taxes	1,495	1,758	6,801	6,694
Total property expenses	4,169	4,297	17,688	17,175

Net Operating Income	7,225	5,939	25,834	23,031

Other expenses
Interest	1,333	1,362	5,295	5,636
Depreciation and amortization	2,626	2,357	10,289	9,008
Other	141	77	473	335
Total other expenses	4,100	3,796	16,057	14,979

Equity in income of joint ventures	$3,125	$2,143	$9,777	$8,052

	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
BALANCE SHEET DATA (b)
Land	$109,437	$109,437	$109,437	$109,437	$109,437
Building & Improvements	819,843	816,452	811,150	806,374	803,400
	929,280	925,889	920,587	915,811	912,837
Accumulated Depreciation	(287,806)	(279,128)	(270,495)	(261,993)	(253,598)
Net operating real estate assets	641,474	646,761	650,092	653,818	659,239
Cash and other assets, net	37,580	43,885	37,982	28,567	32,270
Total assets	$679,054	$690,646	$688,074	$682,385	$691,509

Notes payable	$513,756	$514,618	$514,454	$512,460	$509,106
Other liabilities	33,426	31,085	26,566	21,537	33,291
Total liabilities	547,182	545,703	541,020	533,997	542,397

Member's equity	131,872	144,943	147,054	148,388	149,112
Total liabilities and members' equity	$679,054	$690,646	$688,074	$682,385	$691,509

Company's equity investment	$13,730	$17,788	$18,415	$18,800	$18,994

Company's pro-rata share of debt	$160,806	$161,076	$161,024	$160,400	$159,349

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,247	7,247	7,247	7,247	7,247
Pro-rata share of operating apartment homes	2,268	2,268	2,268	2,268	2,268
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2021 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 1/30/2022
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Lake Eola	360	$125.0			2Q18	1Q21	3Q21	1Q22	96%	93%
	Orlando, FL
2.	Camden Hillcrest	132	89.3			3Q19	2Q21	4Q21	4Q22	41%	39%
	San Diego, CA

Total Completed Communities in Lease-Up		492	$214.3							81%	79%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/30/2022
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Buckhead	366	$163.5	$156.6	$48.8	3Q18	1Q21	2Q22	4Q22	65%	57%
	Atlanta, GA
2.	Camden Atlantic	269	100.0	79.1	79.1	3Q20	3Q22	3Q22	4Q23
	Plantation, FL
3.	Camden Tempe II	397	115.0	62.2	62.2	3Q20	3Q22	3Q23	1Q25
	Tempe, AZ
4.	Camden NoDa	387	105.0	59.6	59.6	3Q20	1Q23	3Q23	1Q25
	Charlotte, NC
5.	Camden Durham	354	120.0	46.6	46.6	1Q21	2Q23	4Q23	1Q25
	Durham, NC

Total Development Communities		1,773	$603.5	$404.1	$296.3					65%	57%

Additional Development Pipeline (a)					178.4

Total Properties Under Development and Land (per Balance Sheet)					$474.7

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q21 NOI
Communities that Stabilized During Quarter								$79.6	$1.7
Completed Communities in Lease-Up								214.3	1.8
Development Communities in Lease-Up								156.6	1.1
Total Development Communities NOI Contribution								$450.5	$4.6

(a) Please refer to the Development Pipeline Summary on page 19.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF DECEMBER 31, 2021 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Woodmill Creek	188	$60.0	$10.2
	The Woodlands, TX
2.	Camden Village District	355	115.0	23.9
	Raleigh, NC
3.	Camden Arts District	354	150.0	37.8
	Los Angeles, CA
4.	Camden Pier District II	95	50.0	3.5
	St. Petersburg, FL
5.	Camden Gulch	480	260.0	37.3
	Nashville, TN
6.	Camden Baker	435	165.0	25.9
	Denver, CO
7.	Camden Paces III	350	100.0	18.0
	Atlanta, GA
8	Camden Highland Village II	300	100.0	9.0
	Houston, TX
9	Camden Downtown II	271	145.0	12.8
	Houston, TX

Development Pipeline		2,828	$1,145.0	$178.4

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2021 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2021 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Franklin Park	Franklin, TN	$105.3	328 Homes	$1,793	2018	6/2/2021
2.	Camden Music Row	Nashville, TN	186.3	430 Homes	2,215	2016	6/22/2021
3.	Camden Central	St. Petersburg, FL	176.3	368 Homes	2,787	2019	8/24/2021
4.	Camden Greenville	Dallas, TX	165.5	558 Homes	1,783	2017/2018	10/14/2021

Total/Average Acquisitions			$633.4	1,684 Homes	$2,115

2021 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Woodmill Creek	The Woodlands, TX	$9.3	14.6	6/1/2021
2.	Camden Pier District II	St. Petersburg, FL	2.1	0.2	6/29/2021
3.	Camden Baker	Denver, CO	24.0	5.2	10/25/2021
4.	Camden Gulch	Nashville, TN	36.6	2.0	12/9/2021

Total/Average Land Acquisitions			$72.0	22.0 Acres

				Apartment	Weighted Average
2021 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Oak Crest	Houston, TX	$65.3	364 Homes	$1,168	2003	11/9/2021
2.	Camden Park	Houston, TX	49.7	288 Homes	1,135	1995	11/9/2021
3.	Camden Russett	Laurel, MD	145.0	426 Homes	1,645	2000	12/2/2021

Total/Average Dispositions			$260.0	1,078 Homes	$1,348

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2021:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2022	($3,703)	—	$390,000	$386,297	12.2%	3.0%
2023	(2,691)	—	250,000	247,309	7.8%	5.1%
2024	(2,088)	—	500,000	497,912	15.7%	4.0%
2025	(1,774)	—	—	(1,774)	(0.1)%	N/A
2026	(1,772)	—	—	(1,772)	(0.1)%	N/A
Thereafter	(7,605)	—	2,050,000	2,042,395	64.5%	3.4%
Total Debt	($19,633)	$—	$3,190,000	$3,170,367	100.0%	3.6%

Weighted Average Maturity of Debt		7.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$39,895	1.3%	1.9%	0.7 Years
Fixed rate debt	3,130,472	98.7%	3.6%	7.5 Years
Total	$3,170,367	100.0%	3.6%	7.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,170,367	100.0%	3.6%	7.4 Years
Secured debt	—	—%	N/A	N/A
Total	$3,170,367	100.0%	3.6%	7.4 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	4Q21 NOI	% of Total
Unencumbered real estate assets	52,826	100.0%	$10,449,067	100.0%	$202,310	100.0%
Encumbered real estate assets	—	—%	—	—%	—	—%
Total	52,826	100.0%	$10,449,067	100.0%	$202,310	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.3x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2022 AND 2023:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2022	($941)	$—	$—	($941)	N/A
2Q 2022	(944)	—	—	(944)	N/A
3Q 2022	(946)	—	40,000	39,054	1.9%
4Q 2022	(872)	—	350,000	349,128	3.2%
2022	($3,703)	$—	$390,000	$386,297	3.0%

1Q 2023	($737)	$—	$—	($737)	N/A
2Q 2023	(712)	—	250,000	249,288	5.1%
3Q 2023	(621)	—	—	(621)	N/A
4Q 2023	(621)	—	—	(621)	N/A
2023	($2,691)	$—	$250,000	$247,309	5.1%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	19%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	605%	Yes

Unsecured Debt to Gross Asset Value	<	60%	20%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	28%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	356%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	610%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2021: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2022	($174)	$—	($174)	(0.1)%	N/A
2023	(181)	—	(181)	(0.1)%	N/A
2024	(187)	5,986	5,799	3.6%	1.5%
2025	(193)	—	(193)	(0.1)%	N/A
2026	(160)	59,747	59,587	37.0%	2.3%
Thereafter	(99)	96,067	95,968	59.7%	4.0%
Total Maturing Debt	($994)	$161,800	$160,806	100.0%	3.2%

Weighted Average Maturity of Debt		5.1 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$57,966	36.0%	2.0%	4.3 Years
Fixed rate debt		102,840	64.0%	3.9%	5.6 Years
Total		$160,806	100.0%	3.2%	5.1 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,840	64.0%	3.9%	5.6 Years
Conventional variable-rate mortgage debt		51,980	32.3%	2.1%	4.5 Years
Variable-rate construction loans		5,986	3.7%	1.5%	2.5 Years
Total		$160,806	100.0%	3.2%	5.1 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,247	$929,280

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2022 AND 2023: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
1Q 2022	($43)	$—	($43)	N/A
2Q 2022	(43)	—	(43)	N/A
3Q 2022	(44)	—	(44)	N/A
4Q 2022	(44)	—	(44)	N/A
2022	($174)	$—	($174)	N/A

1Q 2023	($44)	$—	($44)	N/A
2Q 2023	(45)	—	(45)	N/A
3Q 2023	(46)	—	(46)	N/A
4Q 2023	(46)	—	(46)	N/A
2023	($181)	$—	($181)	N/A

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2021
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,134	$42	$348	$7
Appliances	10	years	911	18	257	5
Painting	—		—	—	1,471	29
Cabinetry/Countertops	10	years	188	4	—	—
Other	9	years	1,251	24	627	12
Exteriors
Painting	5	years	1,717	33	—	—
Carpentry	10	years	393	8	—	—
Landscaping	6	years	1,807	35	2,358	46
Roofing	18	years	618	12	125	2
Site Drainage	10	years	478	9	—	—
Fencing/Stair	10	years	600	12	—	—
Other (b)	9	years	4,078	79	4,315	84
Common Areas
Mech., Elec., Plumbing	9	years	3,470	68	1,999	39
Parking/Paving	5	years	1,284	25	—	—
Pool/Exercise/Facility	7	years	2,984	58	299	6
Total Recurring (c)			$21,913	$427	$11,799	$230
Weighted Average Apartment Homes				51,313		51,313

Non-recurring & revenue enhancing capitalized expenditures (d)			$4,857

Reposition Expenditures (e)	10	years	$15,814	$27,360
Repositioned Apartment Homes				578

Pro-Rata Joint Venture Total Recurring (f)			$485	$214	$439	$194

	Year to Date 2021
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$8,900	$176	$1,382	$27
Appliances	10	years	3,709	73	995	20
Painting	—		—	—	5,784	115
Cabinetry/Countertops	10	years	562	11	—	—
Other	9	years	5,017	99	3,241	64
Exteriors
Painting	5	years	4,111	81	—	—
Carpentry	10	years	3,105	62	—	—
Landscaping	6	years	3,220	64	10,394	206
Roofing	18	years	4,585	91	575	11
Site Drainage	10	years	708	14	—	—
Fencing/Stair	10	years	1,869	37	—	—
Other (b)	9	years	12,058	239	16,648	330
Common Areas
Mech., Elec., Plumbing	9	years	13,160	261	8,485	168
Parking/Paving	5	years	3,918	78	—	—
Pool/Exercise/Facility	7	years	6,016	119	1,458	29
Total Recurring (c)			$70,938	$1,405	$48,962	$970
Weighted Average Apartment Homes				50,479		50,479

Non-recurring & revenue enhancing capitalized expenditures (d)			$15,330

Reposition Expenditures (e)	10	years	$48,612	$22,402
Repositioned Apartment Homes				2,170

Pro-Rata Joint Venture Total Recurring (f)			$2,665	$1,175	$1,951	$860

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2021.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2021 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.
(f) Company's pro-rata ownership is 31.3%.

CAMDEN	2022 FINANCIAL OUTLOOK
AS OF FEBRUARY 3, 2022

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.09 - $6.39

"Same Property" Communities
Number of Units - 2022	46,789
2021 Base Net Operating Income	$668 million
Total Revenue Growth	7.75% - 9.75%
Total Expense Growth	2.25% - 3.75%
Net Operating Income Growth	10.50% - 13.50%
Impact from 1% change in NOI Growth is approximately $0.062 / share

Capitalized Expenditures
Recurring	$80 - $84 million
Revenue Enhancing Capex, Repositions, Redevelopment, and Repurposes (a)	$62 - $66 million
Non - Recurring Capital Expenditures	$16 - $18 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$500 - $700 million
Disposition Volume (consolidated on balance sheet)	$200 - $300 million

Development
Development Starts (consolidated on balance sheet)	$400 - $600 million
Development Spend (consolidated on balance sheet)	$300 - $330 million

Equity in Income of Joint Ventures (FFO)	$22 - $24 million

Non-Property Income
Non-Property Income	$10 - $12 million
Includes: Fee and asset management income and interest and other income

Corporate Expenses
General and Administrative/Property Management Expenses	$82 - $88 million
Fee and Asset Management Expense	$4 - $6 million
Corporate G&A Depreciation/Amortization	$10 - $12 million

Capital
Expensed Interest	$95 - $99 million
Capitalized Interest	$16 - $18 million

(a) Capital expenditures that improve a community's cash flow and competitive position, including kitchen and bath upgrades or other new amenities, additional leasable space, and our smart access solution.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Net income attributable to common shareholders (a)	$212,898	$29,193	$303,907	$123,911
Real estate depreciation and amortization	114,007	89,504	410,767	357,489
Adjustments for unconsolidated joint ventures	2,688	2,550	10,591	9,483
Income allocated to non-controlling interests	4,961	1,188	8,469	4,849
Gain on sale of operating properties	(174,384)	—	(174,384)	—
Funds from operations	$160,170	$122,435	$559,350	$495,732

Less: recurring capitalized expenditures	(22,398)	(21,619)	(73,603)	(77,525)

Adjusted funds from operations	$137,772	$100,816	$485,747	$418,207

Weighted average number of common shares outstanding:
EPS diluted	105,448	99,507	102,829	99,438
FFO/AFFO diluted	106,322	101,255	103,747	101,186

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Total Earnings Per Common Share - Diluted	$2.02	$0.29	$2.96	$1.24
Real estate depreciation and amortization	1.07	0.88	3.96	3.53
Adjustments for unconsolidated joint ventures	0.03	0.03	0.09	0.09
Income allocated to non-controlling interests	0.03	0.01	0.06	0.04
Gain on sale of operating properties	(1.64)	—	(1.68)	—
FFO per common share - Diluted	$1.51	$1.21	$5.39	$4.90

Less: recurring capitalized expenditures	(0.21)	(0.21)	(0.71)	(0.77)

AFFO per common share - Diluted	$1.30	$1.00	$4.68	$4.13

(a) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by an approximate $14.8 million due to Pandemic Related Impact.The total Pandemic Related Impact for the twelve months ended December 31, 2020 was comprised of $9.5 million related to the Resident Relief Funds which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures. Additionally, we incurred approximately $4.5 million of pandemic expenses at our operating communities during the third and fourth of 2020, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related pandemic expenses for the twelve months ended December 31, 2020. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by the pandemic during the twelve months ended December 31, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q22	Range	2022	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.38	$0.42	$1.65	$1.95
Expected real estate depreciation and amortization	1.03	1.03	4.28	4.28
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.06	0.06
Expected FFO per share - diluted	$1.45	$1.49	$6.09	$6.39

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2021	2020	2021	2020
Net income (a)	$217,859	$30,381	$312,376	$128,579
Less: Fee and asset management income	(2,815)	(3,351)	(10,532)	(10,800)
Less: Interest and other income	(191)	(347)	(1,223)	(2,949)
Less: Income on deferred compensation plans	(5,186)	(10,399)	(14,369)	(12,045)
Plus: Property management expense	7,139	5,841	26,339	24,201
Plus: Fee and asset management expense	1,201	1,273	4,511	3,954
Plus: General and administrative expense	14,940	13,274	59,368	53,624
Plus: Interest expense	24,582	24,072	97,297	91,526
Plus: Depreciation and amortization expense	116,503	91,925	420,692	367,162
Plus: Expense on deferred compensation plans	5,186	10,399	14,369	12,045
Plus: Loss on early retirement of debt	—	176	—	176
Less: Gain on sale of operating properties, including land	(174,384)	—	(174,384)	(382)
Less: Equity in income of joint ventures	(3,125)	(2,143)	(9,777)	(8,052)
Plus: Income tax expense	601	496	1,893	1,972
NOI (b) (c)	$202,310	$161,597	$726,560	$649,011

"Same Property" Communities	$168,342	$146,564	$620,662	$592,495
Non-"Same Property" Communities	28,174	15,085	86,160	58,885
Development and Lease-Up Communities	2,867	(4)	4,876	(7)
Pandemic Related Impact (b) (c)	—	—	—	(13,614)
Other	2,927	(48)	14,862	11,252
NOI (b) (c) (d)	$202,310	$161,597	$726,560	$649,011

(a) Net income was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income was also negatively impacted for the twelve months ended December 31, 2020 by an approximate $14.8 million due to Pandemic Related Impact. Please refer to page 28, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities, which were recognized in 2Q20 as a reduction of property revenues.

(c) We incurred approximately $4.5 million of directly-related pandemic related expenses at our operating communities for the twelve months ended December 31, 2020, which included $2.8 million of bonuses paid to employees providing essential services during the pandemic and approximately $1.7 million in other directly-related pandemic expenses.

(d) For the three and twelve months ended December 31, 2020, NOI was negatively impacted by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, income (loss) allocated to non-controlling interests, as well as the direct Pandemic Related Impact. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2021	2020	2021	2020
Net income attributable to common shareholders (a)	$212,898	$29,193	$303,907	$123,911
Plus: Interest expense	24,582	24,072	97,297	91,526
Plus: Depreciation and amortization expense	116,503	91,925	420,692	367,162
Plus: Income allocated to non-controlling interests	4,961	1,188	8,469	4,668
Plus: Income tax expense	601	496	1,893	1,972
Plus: Pandemic Related Impact (b)	—	—	—	14,364
Plus: Retail straight-line rent receivables adjustment (c)	—	3,519	—	3,519
Less: Gain on sale of operating properties, including land	(174,384)	—	(174,384)	(382)
Plus: Loss on early retirement of debt	—	176	—	176
Less: Equity in income of joint ventures	(3,125)	(2,143)	(9,777)	(8,052)
Adjusted EBITDA	$182,036	$148,426	$648,097	$598,864
Annualized Adjusted EBITDA	$728,144	$593,704	$648,097	$598,864

(a) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by an approximate $14.8 million due to Pandemic Related Impact. Please refer to page 28, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Approximately $14.4 million of the stated Pandemic Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, directly-related pandemic expenses, and bonuses paid to on-site employees, has been added back to the Adjusted EBITDA calculation for the twelve months ended December 31, 2020, respectively.

(c ) During 4Q20, we took an approximately $3.5 million negative non-cash adjustment to retail straight-line rent receivables as a result of our assessing collectability by tenant and determining it was no longer probable substantially all leasing revenue would be collected from certain retail tenants. This adjustment has been added back to the Adjusted EBITDA calculation for the three and twelve months ended December 31, 2020.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2021	2020	2021	2020
Unsecured notes payable	$3,170,054	$3,166,316	$3,168,649	$3,062,587
Total debt	3,170,054	3,166,316	3,168,649	3,062,587
Less: Cash and cash equivalents	(385,194)	(403,119)	(329,967)	(376,114)
Net debt	$2,784,860	$2,763,197	$2,838,682	$2,686,473
Net Debt to Annualized Adjusted EBITDA:

	Three months ended December 31,		Twelve months ended December 31,
	2021	2020	2021	2020
Net debt	$2,784,860	$2,763,197	$2,838,682	$2,686,473
Annualized Adjusted EBITDA	728,144	593,704	648,097	598,864
Net Debt to Annualized Adjusted EBITDA	3.8x	4.7x	4.4x	4.5x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q1 '22	Q2 '22	Q3 '22	Q4 '22
Earnings Release & Conference Call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q1 '21	Q2 '21	Q3 '21	Q4 '21
Declaration Date	2/4/2021	6/15/2021	9/15/2021	12/1/2021
Record Date	3/31/2021	6/30/2021	9/30/2021	12/16/2021
Payment Date	4/16/2021	7/16/2021	10/18/2021	1/18/2022
Distributions Per Share	$0.83	$0.83	$0.83	$0.83

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	President & Executive Vice Chairman
Alexander J. Jessett	Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2021

(Unaudited)							4Q21 Avg Monthly		4Q21 Avg Monthly
			Year Placed	Average	Apartment	4Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	98%	$1,780	$1.55	$2,049	$1.79
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,441	1.83	1,731	2.20
Camden Foothills	Scottsdale	AZ	2014	1,032	220	97%	1,983	1.92	2,318	2.25
Camden Legacy	Scottsdale	AZ	1996	1,067	428	98%	1,737	1.63	2,040	1.91
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,716	1.60	2,071	1.93
Camden North End I	Phoenix	AZ	2019	921	441	97%	1,865	2.03	2,171	2.36
Camden North End II	Phoenix	AZ	2021	885	343	96%	1,874	2.12	2,169	2.45
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	98%	2,011	2.26	2,187	2.45
Camden Pecos Ranch	Chandler	AZ	2001	949	272	96%	1,470	1.55	1,734	1.83
Camden San Marcos	Scottsdale	AZ	1995	984	320	98%	1,598	1.62	1,865	1.90
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	1,671	1.60	1,975	1.90
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	98%	1,800	1.38	2,189	1.68
Camden Tempe	Tempe	AZ	2015	1,033	234	96%	1,810	1.75	2,189	2.12
TOTAL ARIZONA	13	Properties		996	4,029	97%	1,748	1.76	2,045	2.05

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,323	2.30	2,649	2.63
Camden Glendale	Glendale	CA	2015	893	307	98%	2,485	2.78	2,626	2.94
Camden Harbor View	Long Beach	CA	2004	981	547	98%	2,729	2.78	2,909	2.97
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	99%	2,234	2.21	2,573	2.55
Camden Martinique	Costa Mesa	CA	1986	795	714	98%	2,021	2.54	2,282	2.87
Camden Sea Palms	Costa Mesa	CA	1990	891	138	100%	2,283	2.56	2,546	2.86
The Camden	Hollywood	CA	2016	767	287	97%	2,954	3.85	3,082	4.02
Total Los Angeles/Orange County	7	Properties		900	2,663	98%	2,400	2.67	2,634	2.93

Camden Hillcrest (1)	San Diego	CA	2021	1,223	132	Lease-Up	4,178	3.42	3,065	2.51
Camden Landmark	Ontario	CA	2006	982	469	97%	1,921	1.95	2,201	2.24
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,464	2.38	2,677	2.58
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	97%	2,301	2.39	2,622	2.72
Camden Tuscany	San Diego	CA	2003	895	160	98%	2,750	3.07	2,982	3.33
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	2,086	1.98	2,246	2.13
Total San Diego/Inland Empire	6	Properties		1,009	1,797	97%	2,380	2.36	2,505	2.48

TOTAL CALIFORNIA	13	Properties		944	4,460	98%	2,392	2.53	2,584	2.74

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,653	1.86	1,942	2.19
Camden Caley	Englewood	CO	2000	921	218	96%	1,645	1.79	1,943	2.11
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,983	1.95	2,232	2.20
Camden Flatirons	Denver	CO	2015	960	424	97%	1,806	1.88	2,112	2.20
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	2,007	1.75	2,292	2.00
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	1,830	1.83	2,117	2.11
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,770	1.90	2,054	2.20
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,713	2.03	1,940	2.30
Camden RiNo	Denver	CO	2020	828	233	97%	1,884	2.28	2,228	2.69
TOTAL COLORADO	9	Properties		958	2,865	97%	1,818	1.90	2,101	2.19

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	1,888	1.78	2,169	2.04
Camden College Park	College Park	MD	2008	942	509	97%	1,731	1.84	1,957	2.08
Camden Dulles Station	Oak Hill	VA	2009	977	382	97%	1,962	2.01	2,285	2.34
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	2,008	1.90	2,349	2.22
Camden Fairfax Corner	Fairfax	VA	2006	934	489	98%	2,011	2.15	2,372	2.54
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,924	1.93	2,155	2.16
Camden Grand Parc	Washington	DC	2002	672	105	98%	2,536	3.77	2,817	4.19
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,835	1.83	2,083	2.07
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	96%	1,824	1.78	2,057	2.00
Camden Monument Place	Fairfax	VA	2007	856	368	98%	1,757	2.05	2,031	2.37
Camden Noma	Washington	DC	2014	769	321	98%	2,119	2.75	2,421	3.15
Camden Noma II	Washington	DC	2017	759	405	97%	2,200	2.90	2,505	3.30
Camden Potomac Yard	Arlington	VA	2008	832	378	98%	2,067	2.48	2,439	2.93
Camden Roosevelt	Washington	DC	2003	856	198	99%	2,840	3.32	3,271	3.82
Camden Shady Grove	Rockville	MD	2018	877	457	98%	1,845	2.10	2,089	2.38
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,819	1.86	2,085	2.14
Camden South Capitol (2)	Washington	DC	2013	821	281	97%	2,268	2.76	2,737	3.33
Camden Washingtonian	Gaithersburg	MD	2018	870	365	98%	1,888	2.17	2,105	2.42
TOTAL DC METRO	18	Properties		917	6,437	97%	1,977	2.16	2,274	2.48

Camden Aventura	Aventura	FL	1995	1,108	379	98%	2,202	1.99	2,554	2.30
Camden Boca Raton	Boca Raton	FL	2014	843	261	98%	2,217	2.63	2,443	2.90
Camden Brickell	Miami	FL	2003	937	405	97%	2,375	2.53	2,594	2.77
Camden Doral	Miami	FL	1999	1,120	260	99%	2,050	1.83	2,295	2.05
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,299	1.83	2,561	2.04
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	98%	2,312	2.22	2,607	2.50
Camden Plantation	Plantation	FL	1997	1,201	502	98%	1,902	1.58	2,208	1.84
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,980	1.78	2,312	2.08
Total Southeast Florida	8	Properties		1,079	2,781	98%	2,159	2.00	2,443	2.26

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2021

(Unaudited)							4Q21 Avg Monthly		4Q21 Avg Monthly
			Year Placed	Average	Apartment	4Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	99%	$1,536	$1.43	$1,767	$1.64
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,452	1.52	1,712	1.79
Camden Lake Eola (1)	Orlando	FL	2021	944	360	Lease-Up	2,144	2.27	2,371	2.51
Camden LaVina	Orlando	FL	2012	969	420	98%	1,487	1.54	1,758	1.82
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,513	1.61	1,784	1.90
Camden North Quarter	Orlando	FL	2016	806	333	98%	1,592	1.98	1,751	2.17
Camden Orange Court	Orlando	FL	2008	817	268	98%	1,443	1.77	1,686	2.06
Camden Thornton Park	Orlando	FL	2016	920	299	98%	1,846	2.01	2,055	2.23
Camden Town Square	Orlando	FL	2012	983	438	98%	1,493	1.52	1,708	1.74
Camden Waterford Lakes (2)	Orlando	FL	2014	971	300	98%	1,579	1.63	1,811	1.86
Camden World Gateway	Orlando	FL	2000	979	408	98%	1,505	1.54	1,734	1.77
Total Orlando	11	Properties		944	3,954	98%	1,593	1.69	1,817	1.93

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,505	1.60	1,782	1.89
Camden Central	St. Petersburg	FL	2019	943	368	97%	2,787	2.96	3,004	3.19
Camden Montague	Tampa	FL	2012	972	192	98%	1,536	1.58	1,838	1.89
Camden Pier District	St. Petersburg	FL	2016	989	358	98%	2,884	2.92	3,051	3.08
Camden Preserve	Tampa	FL	1996	942	276	98%	1,703	1.81	1,966	2.09
Camden Royal Palms	Brandon	FL	2006	1,017	352	98%	1,485	1.46	1,765	1.74
Camden Visconti (2)	Tampa	FL	2007	1,125	450	95%	1,707	1.52	1,989	1.77
Camden Westchase Park	Tampa	FL	2012	992	348	98%	1,664	1.68	1,960	1.98
Total Tampa	8	Properties		990	3,104	97%	1,880	1.90	2,142	2.16

TOTAL FLORIDA	27	Properties		997	9,839	98%	1,844	1.85	2,099	2.11

Camden Brookwood	Atlanta	GA	2002	916	359	96%	1,579	1.72	1,856	2.03
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,678	2.03	1,840	2.22
Camden Creekstone	Atlanta	GA	2002	990	223	98%	1,534	1.55	1,757	1.78
Camden Deerfield	Alpharetta	GA	2000	1,187	292	89%	1,659	1.40	1,934	1.63
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,521	1.51	1,770	1.76
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	1,880	2.23	2,160	2.56
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,632	1.75	1,945	2.08
Camden Paces	Atlanta	GA	2015	1,408	379	97%	2,775	1.97	3,098	2.20
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,583	1.54	1,913	1.86
Camden Phipps (2)	Atlanta	GA	1996	1,016	234	96%	1,684	1.66	1,965	1.93
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,514	1.32	1,824	1.60
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,543	1.54	1,794	1.80
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	97%	1,409	1.40	1,686	1.67
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,603	1.78	1,855	2.06
TOTAL GEORGIA	14	Properties		1,014	4,496	96%	1,698	1.67	1,971	1.94

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,442	1.38	1,719	1.64
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,553	1.72	1,814	2.00
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,563	1.83	1,813	2.12
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,291	1.25	1,511	1.46
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,200	1.28	1,429	1.52
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,328	1.52	1,565	1.79
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,675	2.25	1,872	2.52
Camden Grandview	Charlotte	NC	2000	1,059	266	98%	1,825	1.72	2,069	1.95
Camden Grandview II	Charlotte	NC	2019	2,241	28	99%	3,626	1.62	3,846	1.72
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,321	1.36	1,560	1.60
Camden South End	Charlotte	NC	2003	878	299	96%	1,590	1.81	1,800	2.05
Camden Southline (2)	Charlotte	NC	2015	831	266	96%	1,689	2.03	1,912	2.30
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,483	1.35	1,730	1.58
Camden Touchstone	Charlotte	NC	1986	899	132	98%	1,227	1.36	1,483	1.65
Total Charlotte	14	Properties		954	3,104	97%	1,524	1.60	1,763	1.85

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	97%	1,400	1.39	1,619	1.60
Camden Carolinian	Raleigh	NC	2017	1,118	186	97%	2,157	1.93	2,350	2.10
Camden Crest	Raleigh	NC	2001	1,014	438	96%	1,244	1.23	1,490	1.47
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	98%	1,303	1.25	1,573	1.50
Camden Lake Pine	Apex	NC	1999	1,066	446	98%	1,356	1.27	1,610	1.51
Camden Manor Park	Raleigh	NC	2006	966	484	97%	1,354	1.40	1,624	1.68
Camden Overlook	Raleigh	NC	2001	1,061	322	97%	1,433	1.35	1,692	1.60
Camden Reunion Park	Apex	NC	2000/2004	972	420	97%	1,255	1.29	1,491	1.53
Camden Westwood	Morrisville	NC	1999	1,022	360	94%	1,286	1.26	1,577	1.54
Total Raleigh	9	Properties		1,022	3,248	97%	1,374	1.34	1,626	1.59

TOTAL NORTH CAROLINA	23	Properties		989	6,352	97%	1,448	1.46	1,693	1.71

Camden Franklin Park	Franklin	TN	2018	967	328	98%	1,793	1.85	1,891	1.96
Camden Music Row	Nashville	TN	2016	903	430	97%	2,215	2.45	2,296	2.54
TOTAL TENNESSEE	2	Properties		931	758	97%	2,032	2.18	2,120	2.28

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2021

(Unaudited)							4Q21 Avg Monthly		4Q21 Avg Monthly
			Year Placed	Average	Apartment	4Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	98%	$1,290	$1.50	$1,592	$1.85
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	97%	1,390	1.53	1,678	1.84
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	98%	1,384	1.57	1,556	1.76
Camden Cedar Hills	Austin	TX	2008	911	208	98%	1,492	1.64	1,727	1.90
Camden Gaines Ranch	Austin	TX	1997	955	390	98%	1,665	1.74	1,945	2.04
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,339	1.48	1,580	1.75
Camden La Frontera	Austin	TX	2015	901	300	97%	1,404	1.56	1,671	1.85
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,608	1.92	1,796	2.14
Camden Rainey Street	Austin	TX	2016	873	326	97%	2,206	2.53	2,463	2.82
Camden Shadow Brook (2)	Austin	TX	2009	909	496	98%	1,355	1.49	1,556	1.71
Camden Stoneleigh	Austin	TX	2001	908	390	98%	1,475	1.62	1,736	1.91
Total Austin	11	Properties		897	3,686	98%	1,506	1.68	1,749	1.95

Camden Addison	Addison	TX	1996	942	456	97%	1,389	1.47	1,619	1.72
Camden Belmont	Dallas	TX	2010/2012	946	477	97%	1,557	1.65	1,816	1.92
Camden Buckingham	Richardson	TX	1997	919	464	98%	1,367	1.49	1,653	1.80
Camden Centreport	Ft. Worth	TX	1997	912	268	98%	1,337	1.47	1,598	1.75
Camden Cimarron	Irving	TX	1992	772	286	97%	1,369	1.77	1,616	2.09
Camden Design District (2)	Dallas	TX	2009	939	355	98%	1,480	1.58	1,665	1.77
Camden Farmers Market	Dallas	TX	2001/2005	932	904	97%	1,440	1.54	1,658	1.78
Camden Greenville	Dallas	TX	2017/2018	1,028	558	94%	1,783	1.73	1,880	1.83
Camden Henderson	Dallas	TX	2012	966	106	97%	1,637	1.69	1,874	1.94
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,441	1.73	1,678	2.02
Camden Legacy Park	Plano	TX	1996	870	276	97%	1,429	1.64	1,650	1.90
Camden Panther Creek (2)	Frisco	TX	2009	946	295	98%	1,482	1.57	1,724	1.82
Camden Riverwalk (2)	Grapevine	TX	2008	989	600	97%	1,609	1.63	1,882	1.90
Camden Valley Park	Irving	TX	1986	743	516	99%	1,170	1.57	1,406	1.89
Camden Victory Park	Dallas	TX	2016	861	423	97%	1,764	2.05	1,975	2.29
Total Dallas/Ft. Worth	15	Properties		913	6,224	97%	1,486	1.63	1,711	1.87

Camden City Centre	Houston	TX	2007	932	379	96%	1,474	1.58	1,730	1.86
Camden City Centre II	Houston	TX	2013	869	268	94%	1,440	1.66	1,697	1.95
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	97%	1,426	1.44	1,692	1.70
Camden Cypress Creek II (2)	Cypress	TX	2020	950	234	95%	1,380	1.45	1,579	1.66
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	98%	1,394	1.30	1,639	1.52
Camden Downtown	Houston	TX	2020	1,052	271	96%	2,490	2.37	2,630	2.50
Camden Grand Harbor (2)	Katy	TX	2008	959	300	98%	1,285	1.34	1,510	1.57
Camden Greenway	Houston	TX	1999	861	756	97%	1,375	1.60	1,616	1.88
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,507	1.63	1,754	1.89
Camden Highland Village	Houston	TX	2014/2015	1,175	552	95%	2,198	1.87	2,343	1.99
Camden Holly Springs	Houston	TX	1999	934	548	97%	1,295	1.39	1,535	1.64
Camden McGowen Station	Houston	TX	2018	1,004	315	96%	1,995	1.99	2,207	2.20
Camden Midtown	Houston	TX	1999	844	337	95%	1,475	1.75	1,712	2.03
Camden Northpointe (2)	Tomball	TX	2008	940	384	98%	1,238	1.32	1,523	1.62
Camden Plaza	Houston	TX	2007	915	271	96%	1,576	1.72	1,810	1.98
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,433	2.03	2,729	2.27
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,409	1.53	1,471	1.59
Camden Royal Oaks II	Houston	TX	2012	1,054	104	91%	1,651	1.57	1,750	1.66
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	96%	1,321	1.22	1,615	1.50
Camden Stonebridge	Houston	TX	1993	845	204	98%	1,159	1.37	1,418	1.68
Camden Sugar Grove	Stafford	TX	1997	921	380	98%	1,269	1.38	1,491	1.62
Camden Travis Street	Houston	TX	2010	819	253	97%	1,442	1.76	1,707	2.08
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,404	1.63	1,659	1.92
Camden Whispering Oaks	Houston	TX	2008	936	274	97%	1,322	1.41	1,551	1.66
Camden Woodson Park (2)	Houston	TX	2008	916	248	97%	1,220	1.33	1,509	1.65
Camden Yorktown (2)	Houston	TX	2008	995	306	97%	1,220	1.23	1,459	1.47
Total Houston	26	Properties		956	9,154	96%	1,517	1.59	1,748	1.83

TOTAL TEXAS	52	Properties		931	19,064	97%	1,504	1.62	1,736	1.87

TOTAL PROPERTIES	171	Properties		960	58,300	97%	$1,730	$1.80	$2,005	$2.09

(1) Completed communities in lease-up as of December 31, 2021 are excluded from total occupancy numbers.

(2) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.